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                                                                    EXHIBIT 5(a)

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Anchor National Life                New Business Documents            New Business Documents           [LOGO]
Insurance Company                   with checks:                      without checks:                  ANCHOR NATIONAL
1 SunAmerica Center                 P. O. Box 100330                  P. O. Box 54299                  A SUNAMERICA
Los Angeles, CA   90067-6022        Pasadena, CA  91189-0001          Los Angeles, CA   90054-0299     COMPANY
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
PARTICIPANT ENROLLMENT FORM
DO NOT USE HIGHLIGHTER.  Please Print or type.

A. PARTICIPANT           [ ]Mr.  [ ]Mrs. [ ]Ms.  [ ]Miss  [ ]Dr.  [ ]Sr.  [ ]Jr.

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LAST NAME                                                 FIRST NAME                                 MIDDLE INITIAL

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STREET ADDRESS

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CITY                                                      STATE                                      ZIP CODE

MO      DAY        YR.            [ ]M      [ ]F                                                     (   )
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DATE OF BIRTH                          SEX                 SOC. SEC OR TAX ID NUMBER                 TELEPHONE NUMBER

JOINT PARTICIPANT(IF ANY, MUST BE SPOUSE)
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                                           LAST NAME                 FIRST NAME                      MIDDLE INITIAL

MO      DAY        YR.            [ ]M      [ ]F                                                     (   )
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DATE OF BIRTH                          SEX                 SOC. SEC OR TAX ID NUMBER                 TELEPHONE NUMBER


B. ANNUITANT (Complete only if different from participant)

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LAST NAME                                                 FIRST NAME                                 MIDDLE INITIAL

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STREET ADDRESS

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CITY                                                      STATE                                      ZIP CODE

MO      DAY        YR.            [ ]M      [ ]F                                                     (   )
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DATE OF BIRTH                          SEX                SOC. SEC OR TAX ID NUMBER                  TELEPHONE NUMBER

JOINT ANNUITANT(IF ANY)
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                                           LAST NAME                 FIRST NAME                      MIDDLE INITIAL

MO      DAY        YR.            [ ]M      [ ]F                                                     (   )
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DATE OF BIRTH                          SEX                 SOC. SEC OR TAX ID NUMBER                 TELEPHONE NUMBER

C. DEATH BENEFIT (Participant must choose one)

[ ] Purchase Payment Accumulation Death Benefit Option      [ ] Maximum Anniversary Value Death Benefit Option
(See your investment representative or the prospectus for information about these options.)

D. BENEFICIARY


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LAST NAME                    FIRST NAME            MIDDLE INITIAL            RELATIONSHIP    PRIMARY[ ] CONTINGENT [ ]


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LAST NAME                    FIRST NAME            MIDDLE INITIAL            RELATIONSHIP    PRIMARY[ ] CONTINGENT [ ]


E. TYPE OF CONTRACT

[ ]     NONQUALIFIED.  If nonqualified, is this a 1035 Exchange?         [ ] YES  [ ] NO
        If yes, please complete a "Request for Transfer or 1035 Exchange" form (V-2500NB).

[ ]     QUALIFIED, as indicated below.  Is this a direct transfer?       [ ] YES  [ ] NO
        If yes, please complete a "Request for Transfer or 1035 Exchange" (form V-2500NB).  Please note:
        An appropriate retirement plan/prototype must be established for purposes of qualified monies.

       [ ]SEP         [ ] 403(b)        [ ] Terminal Funding     [ ] 457              [ ] 401(k)
       [ ]IRA Tax Year____              [ ] IRA rollover         [ ] IRA transfer     [ ]Other______________
                                                                                              PLEASE SPECIFY

F. ANNUITY DATE       MO.     DAY     YR.
                 ---------------------------
                         ANNUITY DATE

Date annuity payments begin.  (Must be at least 2 years after the Certificate Date. Maximum age is the later of the Participant's Age 90 or 10 years after Certificate Date. NOTE:  If left blank, the date will default to maximum for nonqualified and to 70 1/2  for qualified contracts.)

G. PURCHASE PAYMENT(S)

          [ ]     INITIAL PAYMENT: $_____________________
                  Minimum initial payment is [$5,000]   for nonqualified contracts; [$2,000] for
                  qualified contracts. Payments may be wired or mailed.  Make check payable to: Anchor
                  National Life Insurance Company.

          [ ]     AUTOMATIC PAYMENTS: $_____________________
                  To establish automatic bank drafts for future payments, include a completed "Automatic Payment
                  Authorization" form (G-2233POS), and a voided check.

H. SPECIAL FEATURES

          [ ]     SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal
                  Application" form (V-5550SW).

          [ ]     AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost
                  Averaging Application" form (V-5551DCA).


ANG-512 (12/97)                                          OVER                                        Group Allocated
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PARTICIPANT ENROLLMENT FORM                                               ANG-512 (3/97) SIDE 2
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
I.  TELEPHONE TRANSFERS AUTHORIZATION
    Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below?

    [ ] YES [ ] NO

    (If no election is indicated the Company will default to yes for transfers.)
    If indicated above, I authorize the Company to accept telephone instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and limitations contained in the contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

J.  INVESTMENT INSTRUCTIONS
    (Allocations must be expressed in whole percentages and total allocation must equal 100%)

    _____  Portfolio  _____   _____    Manager ______    ____ Portfolio _____  ___   Manager ___

 __%  Cash Management              SunAmerica Asset Mgmt. Corp.     __%  Alliance Growth         Alliance Capital Mgmt. L.P.
 __%  Government & Quality Bond    Wellington  Mgmt. Co., LLP       __%  Growth                  Wellington Mgmt. Co., LLP
 __%  Corporate Bond               Goldman Sachs Asset Mgmt.        __%  Growth/Phoenix          Phoenix Investment
                                                                             Inv. Counsel           Counsel, Inc.
 __%  Global Bond                  Federated Investors              __%  Putnam Growth           Putnam Investment Mgmt., Inc.
 __%  High-Yield Bond              SunAmerica Asset Mgmt. Corp.     __%  Real Estate             Davis Selected Advisers, L.P.
 __%  Worldwide High Income        Morgan Stanley Asset Mgmt., Inc. __%  Natural Resources       Wellington  Mgmt. Co., LLP
 __%  SunAmerica Balanced          SunAmerica Asset Mgmt. Corp.     __%  Capital  Appreciation   Wellington  Mgmt. Co., LLP
 __%  Balanced/Phoenix             Phoenix Investment               __%  Aggressive Growth       SunAmerica Asset Mgmt. Corp.
         Inv. Counsel                 Counsel, Inc.
 __%  Asset Allocation             Goldman Sachs Asset Mgmt.        __%  Int'l. Growth           Putnam Investment Mgmt., Inc.
                                                                             and Income
 __%  Utility                      Federated Investors              __%  Global Equities         Alliance Capital Mgmt. L.P.
 __%  Growth-Income                Alliance Capital Mgmt.  L.P.     __%  Int'l. Diversified      Morgan Stanley Asset  Mgmt., Inc.
                                                                             Equities
 __%  Federated Value              Federated Investors              __%  Emerging Markets        Putnam Investment Mgmt., Inc.
 __%  Venture Value                Davis Selected Advisers, L.P.
 __%  "Dogs" of Wall Street        SunAmerica Asset Mgmt. Corp

I understand that my initial Purchase Payment may be allocated to the Money Market
Subaccount until the end of my Right to Examine period, at which point it will be allocated as shown above.

                           FIXED ACCOUNT OPTION GUARANTEE PERIODS
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    ___% 1 yr.        ___% 3 yr.       ___% 5 yr.         ___ % 7 yr.     ___%10 yr.

    DCA Allocations:  ___% 6 Month DCA ___% 1 Year DCA

K.  SPECIAL INSTRUCTIONS

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L.  STATEMENT OF PARTICIPANT

    This Certificate [ ] WILL [ ] WILL NOT replace an existing life insurance or annuity contract.
    (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

    COMPANY NAME______________________________     CONTRACT NUMBER ______________________________

    I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any
    Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES
    PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE ACCOUNT(S),
    ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT ALL PAYMENTS AND
    VALUES BASED ON THE GENERAL ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH
    MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I ACKNOWLEDGE RECEIPT OF
    THE CURRENT PROSPECTUSES FOR POLARIS II, INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR
    SERIES TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

     Signed at
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                          CITY                              STATE            DATE

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    PARTICIPANT'S SIGNATURE                                       REGISTERED REPRESENTATIVE'S SIGNATURE

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    JOINT PARTICIPANT'S SIGNATURE(IF APPLICABLE)

M.  LICENSED/REPRESENTATIVE INFORMATION
    Will this Certificate replace in whole or in part any existing life insurance or annuity contract? [ ] YES [ ] NO

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    REPRESENTATIVE'S LAST NAME          FIRST NAME                   MIDDLE INITIAL     SOC. SEC. NUMBER

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    REPRESENTATIVE'S STREET ADDRESS          CITY                    STATE              ZIP CODE

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    BROKER/DEALER FIRM NAME                  REPRESENTATIVE'S TELEPHONE NO.             LICENSED AGENT ID NUMBER

    FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A
    FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR
    DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.

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FOR OFFICE USE ONLY
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ANG-512 (12/97)
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